EXHIBIT 99.5
                                 ------------

           Computational Materials prepared by Goldman, Sachs & Co.
              in connection with GSAA Home Equity Trust 2005-14,
                   Asset-Backed Certificates, Series 2005-14

This workbook has 4 data sheets for data input:The Structure and Collateral sheets. The Structure sheet is for the structure of the offered notes, input cells are highlighted and an example sheet is shown.

The collateral sheets are for the assets underlying the deal, input cells are highlighted. With the exception of the summary statistics table each cell should contain the weighted percentage of deals that answer the given criteria, e.g. what % are owner occupied, what % have FICO of 640-659 and are IO. The Collateral Total sheet is for the entire deal, with the other sheets for the individual groups.

------------------------------------------------------------------------
Deal launched Date           Monday, November 07, 2005

Originator                   Countrywide, GreenPoint, NatCity,
                               SunTrust, GS Mortgage Conduit

Servicer                     Countrywide, GreenPoint, NatCity, SunTrust

Collateral                               Resi Alt-A

Size in USD                             $956,631,699
------------------------------------------------------------------------

Structure:


-----------------------------------------------------------------------------------------------------
Tranche name    Rating: Moodys/S&P      Size (M$)          Spread      WAL          Credit Enhacement
-----------------------------------------------------------------------------------------------------
1A1             Aaa/AAA                     190.39          26         2.43                  6.90%
2A1             Aaa/AAA                     404.42          12            1                  6.90%
2A2             Aaa/AAA                     138.42          25            3                  6.90%
2A3             Aaa/AAA                     152.75          35          5.7                  6.90%
M1              Aa1/AA+                      19.03          43         4.47                  4.90%
M2              Aa2/AA                        8.56          45         4.45                  4.00%
M3              Aa3/AA                        4.76          47         4.45                  3.50%
M4              A1/AA                         4.76          60         4.45                  3.00%
M5              A2/AA-                        4.76          63         4.42                  2.50%
M6              A3/A                          4.76          68         4.35                  2.00%
B1              Baa1/A-                       4.76         135         4.17                  1.50%
B2              Baa3/BBB                      4.76         265         3.84                  1.00%
B3              Ba2/BB+                       4.76                     3.23                  0.50%
-----------------------------------------------------------------------------------------------------



------------------------------------------------------
Excess spread                            0.95%
Reserve fund
Max reserve fund
------------------------------------------------------



Example:

------------------------------------------------------
Deal launched Date          Tuesday, March 01, 2005
Originator                           XXXXX
Servicer                              YYYY
Collateral                          Resi B&C
Size in USD                       500,000,000
------------------------------------------------------

Structure:


--------------------------------------------------------------------------------------------------
Tranche name      Rating: Moodys/S&P      Size (M$)    Spread       WAL         Credit Enhacement
--------------------------------------------------------------------------------------------------
A1                AAA/AAA                     200                        1                 60.00%
A2                AAA/AAA                     140                        3                 32.00%
A3                AAA/AAA                      50                6.23/9.66                 22.00%
                  AAA/AAA                                                                  22.00%
                  AAA/AAA                                                                  22.00%
M1                Aa2/AA                       55                        5                 11.00%
M2                A2/A                         30                        5                  5.00%
M3                A3/A-                         5                      4.6                  4.00%
B1                Baa1/BBB+                     5                      4.6                  3.00%
B2                Baa2/BBB                      5                      4.5                  2.00%
B3                Baa3/BBB-                     5                      4.3                  1.00%
B4                Ba1/BB+                       5                                           0.00%
                  N/A
--------------------------------------------------------------------------------------------------


------------------------------------------------------
Excess spread             3.92%
Reserve fund              2.65%
Max reserve fund             0%
------------------------------------------------------

                             ------------------------------------------------------------------------------------------------------
LTV/FICO Matrix                                                              LTV
                             ------------------------------------------------------------------------------------------------------
                             60-        60-65        65-70      70-75       75-80    80-85     85-90    90-95    95-100   Total
-----------------------------
FIXED   FICO     350-479                                                                                                       0
                 480-499                                                                                                       0
                 500-519                                                                                                       0
                 520-539                                                                                                       0
                 540-559                                                                                                       0
                 560-579                                                                                                       0
                 580-599                                                                                                       0
                 600-619                                                                                                       0
                 620-639                                                                                                       0
                 640-659                                                                                                       0
                 660-679                                                                                                       0
                 680-699                                                                                                       0
                 700-719                                                                                                       0
                 720-739                                                                                                       0
                 740-759                                                                                                       0
                 760-779                                                                                                       0
                 780-799                                                                                                       0
                 800-850                                                                                                       0
                 Total           0          0            0          0           0         0        0        0        0         0
-----------------------------------------------------------------------------------------------------------------------------------
ARM     FICO     350-479                                                                                                       0
                 480-499                                                                                                       0
                 500-519                                                                                                       0
                 520-539                                                                                                       0
                 540-559                                                                                                       0
                 560-579                                                                                                       0
                 580-599      0.01          0            0          0           0     0.038        0        0        0     0.048
                 600-619     0.022          0            0      0.024           0     0.082    0.012        0        0      0.14
                 620-639     0.369      0.285        0.121       0.14       0.281     1.849    0.019    0.078    0.059     3.201
                 640-659     0.452      0.188        0.366      0.491        0.71     6.092    0.083    0.423    0.112     8.917
                 660-679     0.351      0.276        0.666      0.891       1.647    10.504    0.073    0.385    0.331    15.124
                 680-699     0.677      0.487        0.818      1.305       1.397    12.835    0.086    0.437    0.305    18.347
                 700-719     0.275      0.244        0.199      0.338        1.25    12.346    0.046    0.665    0.277     15.64
                 720-739      0.23      0.097        0.489      0.703       1.153     9.453    0.052    0.351     0.25    12.778
                 740-759     0.537      0.155        0.378      0.575       0.918     7.117    0.025    0.339    0.109    10.153
                 760-779     0.442      0.221          0.2      0.257       0.616     6.326    0.028    0.382    0.108      8.58
                 780-799     0.263      0.181        0.248      0.241        0.25     3.555    0.011    0.274    0.032     5.055
                 800-850     0.135      0.116         0.14      0.164       0.189     1.043        0    0.181        0     1.968
                 Total       3.763       2.25        3.625      5.129       8.411     71.24    0.435    3.515    1.583    99.951
-----------------------------------------------------------------------------------------------------------------------------------


                        -----------------------------------------------------------------------------------------------------------
CLTV/FICO Matrix                                          CLTV (including silent seconds)
                        -----------------------------------------------------------------------------------------------------------
                        60-     60-65  65-70  70-75  75-80  80-85   85-90    90-95     95-100     100-105    105-110   110+  Total
------------------------
FIXED  FICO    350-479                                                                                                           0
               480-499                                                                                                           0
               500-519                                                                                                           0
               520-539                                                                                                           0
               540-559                                                                                                           0
               560-579                                                                                                           0
               580-599                                                                                                           0
               600-619                                                                                                           0
               620-639                                                                                                           0
               640-659                                                                                                           0
               660-679                                                                                                           0
               680-699                                                                                                           0
               700-719                                                                                                           0
               720-739                                                                                                           0
               740-759                                                                                                           0
               760-779                                                                                                           0
               780-799                                                                                                           0
               800-850                                                                                                           0
               Total         0      0      0      0      0       0       0        0         0         0       0       0          0
------------------------
ARM    FICO    350-479                                                                                                           0
               480-499                                                                                                           0
               500-519                                                                                                           0
               520-539                                                                                                           0
               540-559                                                                                                           0
               560-579                                                                                                           0
               580-599    0.01      0      0      0      0   0.038       0        0         0         0                      0.048
               600-619   0.022      0      0  0.024      0    0.02   0.012        0         0     0.063                      0.141
               620-639   0.369  0.285  0.121  0.114  0.111   0.644    0.07    0.282     0.386     0.819                      3.201
               640-659   0.452  0.149  0.215  0.198  0.325   1.649   0.688    1.654     1.141     2.445                      8.916
               660-679   0.351  0.199  0.501  0.357    0.9   3.115   0.488    2.397      2.17     4.648                     15.126
               680-699   0.677  0.329  0.708  0.726  0.646   3.157   0.647    2.245     2.521      6.69                     18.346
               700-719   0.249  0.207  0.109   0.17  0.705   2.356   0.222    1.877      2.24     7.507                     15.642
               720-739   0.205  0.059  0.383  0.238   0.39   1.839   0.389    1.223     1.771     6.282                     12.779
               740-759   0.518  0.122  0.268  0.275   0.55   1.314   0.154    1.164     1.348     4.442                     10.155
               760-779   0.442  0.109  0.159  0.104  0.239   1.276   0.053    1.129     0.916     4.153                       8.58
               780-799   0.263  0.119  0.161  0.173  0.139   0.865   0.073     0.75      0.49     2.021                      5.054
               800-850   0.123  0.116  0.045  0.101  0.102   0.252   0.139    0.288     0.144     0.657                      1.967
               Total     3.681  1.694   2.67   2.48  4.107  16.525   2.935   13.009    13.127    39.727       0       0     99.955
----------------------------------------------------------------------------------------------------------------------------------


                      --------                              ------------------
                           IO                               Mortgage Insurance
------------------------------         ---------------------------------------
FICO      350-479                      FICO      350-479
          480-499                                480-499
          500-519                                500-519
          520-539                                520-539
          540-559                                540-559
          560-579                                560-579
          580-599        0.048                   580-599
          600-619        0.141                   600-619                 0.012
          620-639        2.836                   620-639                 0.156
          640-659        7.972                   640-659                 0.636
          660-679        13.64                   660-679                 0.845
          680-699       17.067                   680-699                 0.855
          700-719       14.655                   700-719                 1.036
          720-739       11.992                   720-739                 0.654
          740-759        9.369                   740-759                 0.488
          760-779        7.766                   760-779                 0.519
          780-799        4.634                   780-799                 0.317
          800-850        1.833                   800-850                 0.181
------------------------------          --------------------------------------




DTI/FICO matrix
                         ----------------------------------------------------------------------------------------------------------
                                                                             DTI
                         ----------------------------------------------------------------------------------------------------------
                          <20     20-24.9   25-29.9   30-34.9   35-39.9    40-44.9   45-49.9   50-54.9   55-59.9      60+    TOTAL
product    fico range
  ARM       300-500
            500-550
            550-575
            575-600          0          0     0.01        0       0.038         0          0         0         0      0
            600-620       0.02          0        0    0.022       0.024     0.045      0.017         0     0.012      0
            620-650      1.656      0.177    0.287    1.284       1.311     1.656      1.012     0.112      0.03      0
            650-680      4.954      0.445    0.704    2.421       3.961     4.931       2.05     0.185     0.069      0
            680-700      5.264      0.483    1.116    2.204       3.952     3.642      1.235     0.378     0.038  0.035
            700-750       7.37      0.965      2.3    4.029       9.267      7.27      2.037      0.31     0.172  0.112
            750-800      4.328      0.624    1.321     2.16       5.157     3.182      1.326     0.185     0.032  0.064
            800-900      0.679      0.097    0.138    0.155       0.639     0.139      0.084         0         0  0.038
            -----------------------------------------------------------------------------------------------------------------------
             Total
            -----------------------------------------------------------------------------------------------------------------------
 Fixed      300-500
            500-550
            550-575
            575-600
            600-620
            620-650
            650-680
            680-700
            700-750
            750-800
            800-900
                         ----------------------------------------------------------------------------------------------------------
             Total
                         ----------------------------------------------------------------------------------------------------------





------------------------------------------------------------------------------
                        General Pool Statistics
------------------------------------------------------------------------------

----------------------------------
Geographic distribution
----------------------------------
State                 %
AK                            0.04
AL                            0.14
AR                            0.04
AZ                            5.34
CA - Northern                17.45
CA - Southern                17.25
CO                            2.39
CT                            0.61
DC                             0.6
DE                            0.16
FL                            9.47
GA                            4.77
HI                            0.04
IA                            0.04
ID                            0.35
IL                            2.46
IN                            0.05
KS                            0.15
KY                            0.04
LA                            0.05
MA                            1.27
MD                            3.62
ME                            0.01
MI                            1.03
MN                            2.29
MO                            0.23
MS                            0.03
MT                             0.1
NC                            0.86
NH                            0.15
NJ                            5.75
NM                            0.37
NV                            3.48
NY                            1.38
OH                            0.91
OR                            1.65
PA                            1.14
RI                            0.23
SC                            0.94
SD                            0.03
TN                            0.54
TX                            1.22
UT                            1.03
VA                             7.8
VT                            0.11
WA                            2.05
WI                            0.17
WV                            0.14
WY                            0.01






--------------------------------
Documentation
--------------------------------
                 %
FULL/ALT                  22.51
NO DOC                     13.8
NO RATIO                   6.23
SISA                      47.99
SIVA                       9.47


--------------------------------
Occupancy Status
--------------------------------
                 %
NON OWNER                 18.09
OWNER OCCUPIED            77.25
SECOND HOME                4.66





--------------------------------
Distribution by Property Type
--------------------------------
                 %
2-4 FAMILY                 4.98
CONDO                     11.69
CO-OP                      0.09
PUD                       22.97
SINGLE FAMILY             60.21
TOWNHOUSE                  0.06









-------------------------------
Repayment type
-------------------------------
                 %
1 YEAR ARM                 0.66
1 YEAR ARM IO               8.3
10 YEAR ARM IO             0.15
2 YEAR ARM                 0.66
2 YEAR ARM IO              5.43
3 YEAR ARM                 1.87
3 YEAR ARM IO             25.75
5 YEAR ARM                 4.21
5 YEAR ARM IO             47.79
6 MONTH ARM                0.51
6 MONTH ARM IO             2.21
7 YEAR ARM                 0.09
7 YEAR ARM IO              2.36

-------------------------------
Prepay penalty
-------------------------------
                 %
0                         73.09
2                          0.01
3                          0.01
4                          0.09
6                           1.9
12                         1.18
20                         0.03
24                         2.02
36                        20.94
42                         0.14
60                          0.6



------------------------------------------
Rate type
------------------------------------------
                     %
Fixed
ARM                                   100





------------------------------------------
Borrower type
------------------------------------------
                     %
1st Lien                              100
2nd lien






------------------------------------------
Mortgage purpose
------------------------------------------
                     %
CASHOUT REFI                        17.04
PURCHASE                            75.68
RATE/TERM REFI                       7.29








----------------------------------------------
Summary statistics
----------------------------------------------
Number of loans                         3,807
Total principal balance       $956,631,699.48
Average outstanding balance       $251,282.30
Largest outstanding balance     $1,500,000.00
WA LTV                                 77.731
LTV >90%                                1.70%
WA Remaining Term (Months)                358
WA Seasoning (months)                    1.97
WA Credit Score                         709.2
WA Net Mortgage Rate                    6.063
WA Neg Am limit                             0



----------------------------------------------
AFC
----------------------------------------------
                     %
               0.50%
               1.00%
               1.50%
               2.00%
NA or fixed rate




----------------------------------------------
Conforming
----------------------------------------------
                     %
Conforming                          67.43
Non conforming                      32.57

                      -------------------------------------------------------------------------------
LTV/FICO Matrix                                          LTV
                      -------------------------------------------------------------------------------
                       60-   60-65  65-70    70-75  75-80    80-85   85-90   90-95     95-100   Total
FIXED  FICO   350-479                                                                               0
              480-499                                                                               0
              500-519                                                                               0
              520-539                                                                               0
              540-559                                                                               0
              560-579                                                                               0
              580-599                                                                               0
              600-619                                                                               0
              620-639                                                                               0
              640-659                                                                               0
              660-679                                                                               0
              680-699                                                                               0
              700-719                                                                               0
              720-739                                                                               0
              740-759                                                                               0
              760-779                                                                               0
              780-799                                                                               0
              800-850                                                                               0
              Total    0     0      0        0      0        0       0       0          0           0
-----------------------------------------------------------------------------------------------------
ARM    FICO   350-479                                                                               0
              480-499                                                                               0
              500-519                                                                               0
              520-539                                                                               0
              540-559                                                                               0
              560-579                                                                               0
              580-599                                                                               0
              600-619                                                                               0
              620-639                                                                               0
              640-659                                                                               0
              660-679                                                                               0
              680-699                                                                               0
              700-719                                                                               0
              720-739                                                                               0
              740-759                                                                               0
              760-779                                                                               0
              780-799                                                                               0
              800-850                                                                               0
              Total    0     0      0        0      0        0       0       0          0           0


                       -------------------------------------------------------------------------------------------------------
CLTV/FICO Matrix                                                                               CLTV (including silent seconds)
                       -------------------------------------------------------------------------------------------------------
                       60-   60-65  65-70    70-75  75-80    80-85   85-90   90-95      95-100  100-105  05-110  110+    Total
-----------------------
FIXED  FICO   350-479                                                                                                        0
              480-499                                                                                                        0
              500-519                                                                                                        0
              520-539                                                                                                        0
              540-559                                                                                                        0
              560-579                                                                                                        0
              580-599                                                                                                        0
              600-619                                                                                                        0
              620-639                                                                                                        0
              640-659                                                                                                        0
              660-679                                                                                                        0
              680-699                                                                                                        0
              700-719                                                                                                        0
              720-739                                                                                                        0
              740-759                                                                                                        0
              760-779                                                                                                        0
              780-799                                                                                                        0
              800-850                                                                                                        0
              Total    0     0      0        0      0        0       0       0          0       0        0        0          0
-----------------------
ARM    FICO   350-479                                                                                                        0
              480-499                                                                                                        0
              500-519                                                                                                        0
              520-539                                                                                                        0
              540-559                                                                                                        0
              560-579                                                                                                        0
              580-599                                                                                                        0
              600-619                                                                                                        0
              620-639                                                                                                        0
              640-659                                                                                                        0
              660-679                                                                                                        0
              680-699                                                                                                        0
              700-719                                                                                                        0
              720-739                                                                                                        0
              740-759                                                                                                        0
              760-779                                                                                                        0
              780-799                                                                                                        0
              800-850                                                                                                        0
              Total    0     0      0        0      0        0       0       0          0       0        0        0          0
------------------------------------------------------------------------------------------------------------------------------

                       ---------                            -------------------
                         IO                                  Mortgage Insurance
       -------------------------     ------------------------------------------
       FICO   350-479                FICO        350-479
              480-499                            480-499
              500-519                            500-519
              520-539                            520-539
              540-559                            540-559
              560-579                            560-579
              580-599                            580-599
              600-619                            600-619
              620-639                            620-639
              640-659                            640-659
              660-679                            660-679
              680-699                            680-699
              700-719                            700-719
              720-739                            720-739
              740-759                            740-759
              760-779                            760-779
              780-799                            780-799
              800-850                            800-850
       -------------------------     ------------------------------------------





DTI/FICO matrix
                       -------------------------------------------------------------------------------------------------------------
                                                                              DTI
                       -------------------------------------------------------------------------------------------------------------
                           <20     20-24.9    25-29.9    30-34.9    35-39.9    40-44.9    45-49.9   50-54.9   55-59.9    60+   TOTAL
-----------------------
product     fico range
  ARM        300-500
             500-550
             550-575
             575-600
             600-620
             620-650
             650-680
             680-700
             700-750
             750-800
             800-900
              Total
-----------------------
 Fixed       300-500
             500-550
             550-575
             575-600
             600-620
             620-650
             650-680
             680-700
             700-750
             750-800
             800-900
             Total
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
                            General Pool Statistics
------------------------------------------------------------------------------


-----------------------------
     Geographic distribution
-----------------------------
State                 %
California
Florida
NY
New Jersey
Nevada
Texas
Illinois
Washington
Maryland
Massachussets
Arizona
Colorado
Oregon
Connecticut
Georgia
North Carolina
Alaska
Alabama
Arkansas
Delaware
Hawaii
Idaho
Indiana
Iowa
Kansas
Kentucky
Louisiana
Maine
Michigan
Minnesota
Mississippi
Missouri
Montana
Nebraska
New Hampshire
New Mexico
North Dakota
Ohio
Oklahoma
Pennsylvania
Rhode Island
South Carolina
South Dakota
Tennessee
Utah
Vermont
Virginia
West Virginia
Wisconsin
Wyoming
Washington DC
-----------------------------




-----------------------------
Documentation
                   %
-----------------------------
Full Documentation
Stated Documentation
Reduced Documentation
No documentation
-----------------------------


-----------------------------
Occupancy Status
-----------------------------
                       %
Primary Residence
Second / Vacation
Non Owner Occupied
-----------------------------


-----------------------------
Distribution by Property Type
-----------------------------
                   %
One
2-4 Unit
Pud detached
Condo
Pud attached
Modular Home
Manufactured Housing
Town house
-----------------------------


-----------------------------
Repayment type
-----------------------------
                   %
2 year ARM
2 year ARM IO
3 Year ARM
3 Year ARM IO
25 Lib 1M/IO/10YR
5 Year ARM 5 Year ARM IO
15/30 Balloon
20/30 Balloon
Fixed
IO
Actuarial
-----------------------------


-----------------------------
Prepay penalty
-----------------------------
                   %
1 year
2 year
3 year
other
none
-----------------------------


-----------------------------
Rate type
-----------------------------
                       %
Fixed
ARM
-----------------------------




-----------------------------
Borrower type
-----------------------------
                       %
1st Lien
2nd lien
-----------------------------



-----------------------------
Mortgage purpose
-----------------------------
                       %
Purchase
Rate/Term refinance
Equity refinance
-----------------------------



-----------------------------
Summary statistics
-----------------------------

Number of loans
Total principal balance
Average outstanding balance
Largest outstanding balance
WA LTV
LTV >90%
WA Remaining Term (Months)
WA Seasoning (months)
WA Credit Score
WA Net Mortgage Rate
WA Neg Am limit
-----------------------------


-----------------------------
AFC
-----------------------------
                       %
                 0.50%
                 1.00%
                 1.50%
                 2.00%
NA or fixed rate
-----------------------------


-----------------------------
Conforming
-----------------------------
                       %
Conforming
Non conforming
-----------------------------